UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

1-30-2017
Date of Report (Date of earliest event reported)

GALA GLOBAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2780 South Jones Blvd., #3725, Las Vegas, Nevada		89146
(Address of principal executive offices)		(Zip Code)

(775) 321-8238
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8:01

OTHER EVENTS

On January 4, 2017 the Company filed a Certificate of Change effecting a 1:100 reverse split to which each 100 outstanding shares of the Company’s pre-split common stock was reverse split into 1 post-split shares of common stock.  The effective date of the forward split is January 31, 2017.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

20.1

Certificate of Change dated January 4, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2017	By:	/s/ Allison Hess
Allison Hess
	Title:	Chief Executive Officer

Exhibit 20.1

From: unknown Page: 2/7 Received by: NV Secretary of State Date: 1/4/2017 1:43:40 PM

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20170004124-41
Barbara K. Cegavske	Filing Date and Time
Secretary of State	01/04/2017 12:07 PM
State of Nevada	Entity Number
	E0160252010-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Gala Global Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 Shares of Common Stock, par value $0.001
10,000,000 Shares of Preferred Stock, par value $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

500,000,000 Shares of Common Stock, par value $0.001
10,000,000 Shares of Preferred Stock, par value $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Common Stock: In accordance with a reverse split of 1 for 100, 1,369,224 shares of common stock, par value $0.001 per share, will be issued pursuant to the cancellation of 135,553,129 shares of common stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any Fractional interest will be rounded up to the nearest whole share.

7. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X (signature)
Signature of Officer

CEO/Director
Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 1-5-15